As filed with the Securities and Exchange Commission on October 7, 1996
                        Securities Act File No. 333-2067
                   Investment Company Act File No. 811-5557
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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ____________________

                                   Form N-2

      Registration Statement Under The Securities Act of 1933   <checked-box>
                        Pre-Effective Amendment No.             <square>
                      Post-Effective Amendment No. 1            <checked-box>

                       (check appropriate box or boxes)

                             ____________________

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
              (Exact Name of Registrant as Specified in Charter)

                                60 State Street
                         Boston, Massachusetts  02109
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, including Area Code:  (617) 742-3800
                             ____________________

                     RICHARD E. OMOHUNDRO, JR., PRESIDENT
                c/o PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                                60 STATE STREET
                         BOSTON, MASSACHUSETTS  02109
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ____________________

                                WITH COPIES TO:

                           LAURENCE E. CRANCH, ESQ.
                            G. DAVID BRINTON, ESQ.
                                ROGERS & WELLS
                                200 PARK AVENUE
                              NEW YORK, NY  10166
                             ____________________


      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.<square>

PAGE

      Pursuant to the undertaking that the Registrant filed as a part of the Registrant's Registration Statement on Form N-2 (File Nos. 333-2067 and 811-
5557), to deregister its shares of Common Stock which have not been sold upon completion of the offering, the Registrant hereby amends this Registration Statement to deregister 3,086,365 shares of Common Stock previously registered by the Registrant pursuant to this Registration Statement.


PAGE

                                          SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 7th day of October, 1996.

                                 PROSPECT STREET HIGH INCOME PORTFOLIO INC.


                                 By /S/ RICHARD E. OMOHUNDRO, JR.
                                   -----------------------------------------
                                   Richard E. Omohundro, Jr.
                                   PRESIDENT


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        SIGNATURE                                   TITLE                                           DATE
/S/  RICHARD E. OMOHUNDRO, JR.                      Director and President                          October 7, 1996
------------------------------------                (Principal Executive Officer)
Richard E. Omohundro, Jr.

/S/  JOHN A. FRABOTTA                               Director, Vice President,                       October 7, 1996
------------------------------------                Treasurer (Principal Financial and
John A. Frabotta                                    Accounting Officer)

                  *

------------------------------------                Director
John S. Albanese
                  *

------------------------------------                Director
C. William Carey

                  *

------------------------------------                Director
Joseph G. Cote

                  *
------------------------------------                Director
Harlan D. Platt
                  *

------------------------------------                Director
Christopher E. Roshier



*By JOHN A. FRABOTTA                                                                                October 7, 1996
    --------------------------------
       John A. Frabotta,
        ATTORNEY-IN-FACT